       LEGG MASON
--------------------------------------------------------------------------------

       VALUE TRUST, INC.
       SPECIAL INVESTMENT TRUST, INC.

                                            SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                            September 30, 2001
                                            Primary Class

                                        [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  The following table summarizes key statistics for the Primary Class of shares of the Legg Mason Value Trust and Special Investment Trust, as of September 30, 2001:

                                            Total Returns(1)
                                     -------------------------------
                                     3 Months   9 Months   12 Months
                                     --------   --------   ---------
Value Trust                           -20.0%     -16.8%     -21.5%
Lipper Large-Cap Core Funds           -14.8%     -21.8%     -27.4%
Standard & Poor's 500 Stock
  Composite Index                     -14.7%     -20.4%     -26.6%

Special Investment Trust              -26.3%     -21.0%     -27.6%
Lipper Mid-Cap Core Funds             -17.8%     -17.9%     -21.9%
Russell 2000 Index                    -20.8%     -15.4%     -21.2%

  The quarter's results were the worst for equities and equity funds since the final quarter of 1987 when the Standard & Poor's 500 Stock Composite Index fell 22.8%.

  As this letter is written on October 29, the market has rallied from quarter-end levels, and net asset values for Primary Class shares of Value Trust and Special Investment Trust have risen from $45.92 to $47.08 and from $26.07 to $27.77, respectively.

  As experienced investors know, no one has ever been consistently successful in forecasting the near-term direction of stock prices, particularly in a time like the present when swings in public and investor emotions are understandably pronounced and unusually subject to unpredictable events. However, there are many reasons for long-term optimism, as Bill Miller points out in his Market Commentary beginning on page 2.

  Despite current difficulties and uncertainties, we continue to believe that investment in well-selected common stocks, particularly stocks that appear undervalued relative to the overall market, continues to be a sound and sensible strategy for investors who hope to protect and enhance the purchasing power of their capital on a long-term basis.

  Long-term investment results for each of the Funds are shown in the Performance Information section of this report. We are pleased that Value Trust, our original equity fund, has earned an annual, compound return for shareholders of 17.98% since its inception in 1982.

                                                  Sincerely,

                                                  /s/ JOHN F. CURLEY, JR.
                                                  John F. Curley, Jr.
                                                  President

October 29, 2001

---------------

(1) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

Portfolio Managers' Comments
Third Quarter 2001

Market Commentary

  A month after the ghastly events of September 11, the outlines of its impact are becoming visible as the emotional shock slowly recedes. Nonessential economic activity effectively stopped as our attention was riveted by the event and its aftermath. An economy struggling to grow probably slipped into recession. If so, it will be the first time in 10 years we have experienced what once was a regular feature of the economic landscape. Prior to the long prosperity and ensuing bull market that began amidst the gloom of August 1982, recessions used to arrive about every 4 years or so. Their relative rarity and the lack of experience most investors have in navigating them have combined, I think, to produce an over-reaction to the news flow emanating from economic weakness.

  A market that we believed was bottoming, prior to September 11, sank sharply when trading resumed, falling over 14% in the week ending September 21. The week's decline was the second worst this century, eclipsed only by one of almost 16% during the Great Depression. The major indices hit levels not seen since the autumn of 1998 during the panic surrounding the collapse of Long Term Capital Management.

  We believe that although one consequence of the terrorist attacks was to deepen and prolong a profits decline, another was to catalyze a bottom in the stock market. Markets bottom when things appear bleakest. The headline in the New York Times on Thursday, October 4, "Only Certainty to Economists is Dire Outlook," reminds me of the famous "Dark Days on Wall Street" headline the Sunday before the greatest bull market of the century got underway.

  The most important investment question is always "what is discounted?" It is only when what happens is different from what is expected that prices undergo significant change. I think the poor economic and profits outlook was fully captured by the declines of the week ending September 21, and that the low that day is likely to be the low for this bear cycle. Not only has the broad market action since then been positive, but the reaction of individual stocks to earnings announcements is evidence that late in September the market had discounted results worse than those likely to be reported.

  The strongest companies, such as Wal-Mart and AIG, have already recovered to levels higher than where they were trading before the attacks. When both Cisco and Dell said their results were going to be in line with consensus estimates, the shares rallied sharply, again indicating that the market's expectations were for even worse results than consensus estimates.

  The clear negative economic implications of the attacks have also galvanized policymakers and resulted in a strong fiscal and monetary response. Stimulus packages have already been approved for over $60 billion of federal spending, and additional tax cuts appear imminent. The Fed has cut rates 100 basis points since September 11, bringing short rates to their lowest levels in almost 40 years. I believe the combination of these actions and those to come set the stage for a solid recovery no later than the second half of next year. With the Producer Price Index falling relative to the Consumer Price Index, and with energy prices falling, inflation looks set to decline to somewhere between 1% and 1.5% over the next year.

  By the second half of 2002 the economy should be growing, inflation should be falling, earnings should be rising, and interest rates will likely be at or below today's levels. With share prices having already declined almost 20% on top of last year's 9% drop, and hovering at levels not seen since the lows of 1998, we believe the only appropriate posture for the investor is to be bullish, and to be fully invested in equities.

  I am aware that many experienced investors and strategists have advocated caution in the aftermath of the terrorist attacks, noting correctly that we have never seen anything like this before, that confidence has been severely shaken and without it the economy will remain weak, that there are no guarantees that the fiscal and monetary stimulus packages will work, and that this was a different kind of economic difficulty we were in, one driven by poor business fixed investment, and thus one not as easily susceptible to traditional remedies such as rate cuts.

  I agree with all of the premises, but disagree with the conclusion that investment caution is the proper posture. (This is inductive, not deductive reasoning.) In my opinion, caution is called for when share prices are high, profits are peaking, interest rates are rising, inflation is moving up, and stocks are at all-time highs and are overpriced according to intellectually respectable valuation models. That was the case in March of 2000. That was when caution was appropriate.

  When profits and the economy are bottoming, when interest rates and inflation are falling, when volatility and pessimism are high, when share prices are at multi-year lows and valuation models indicate stocks are undervalued, then being bullish, not cautious, is the proper investment posture.

                                            Bill Miller, CFA
October 17, 2001

Value Trust

  The Value Trust lost about 20% of its value in the third quarter of 2001. This result was worse than the returns exhibited by the Dow and the S&P 500, but better than those achieved by the NASDAQ and by diversified large-cap growth funds. The comparative results of our Fund and a group of benchmarks for various periods ended September 30, 2001, are contained in the table below.

                                                        CUMULATIVE RETURNS
                                 -----------------------------------------------------------------
                                    SINCE
                                 VALUE TRUST
                                 INCEPTION(A)   15 YEARS   10 YEARS   5 YEARS    3 YEARS   1 YEAR
--------------------------------------------------------------------------------------------------
Value Trust                       +2,395.30%    +660.38%   +415.85%   +127.54%   +33.01%   -21.47%
S&P 500                           +1,491.28%    +557.72%   +230.49%    +62.69%    +6.23%   -26.63%
DJIA                              +1,818.47%    +721.47%   +264.86%    +63.36%   +18.23%   -15.63%
NASDAQ Composite                    +711.48%    +327.41%   +184.47%    +22.16%   -11.51%   -59.19%
Vanguard U.S. Value(B)                N/A(C)      N/A(C)     N/A(C)     N/A(C)    N/A(C)    -2.82%
Vanguard U.S. Growth(D)             +806.15%    +296.75%   +106.07%     +3.81%   -30.56%   -57.22%
Lipper Large-Cap Growth Funds       +946.99%    +407.78%   +161.33%    +36.48%    -1.51%   -43.77%
Lipper Large-Cap Value Funds      +1,247.37%    +429.11%   +195.66%    +49.41%   +12.31%   -12.32%
Lipper Diversified Equity
 Funds                            +1,022.45%    +413.20%   +188.73%    +43.43%   +17.63%   -27.19%
Lipper Large-Cap Core Funds       +1,052.70%    +418.67%   +183.99%    +45.20%    +4.94%   -27.41%

                                                      FIRST    SECOND     THIRD
                               9 MONTHS   6 MONTHS   QUARTER   QUARTER   QUARTER
--------------------------------------------------------------------------------
Value Trust                    -16.79%    -14.14%     -3.08%    +7.33%   -20.01%
S&P 500                        -20.40%     -9.69%    -11.86%    +5.85%   -14.69%
DJIA                           -16.93%     -9.67%     -8.04%    +6.74%   -15.37%
NASDAQ Composite               -39.33%    -18.55%    -25.51%   +17.43%   -30.64%
Vanguard U.S. Value(B)          -6.94%     -4.91%     -2.14%    +6.55%   -10.83%
Vanguard U.S. Growth(D)        -42.97%    -17.30%    -31.03%    +7.45%   -23.04%
Lipper Large-Cap Growth
 Funds                         -32.62%    -15.45%    -20.80%    +5.96%   -20.15%
Lipper Large-Cap Value Funds   -14.54%     -8.90%     -7.01%    +4.06%   -12.35%
Lipper Diversified Equity
 Funds                         -22.14%    -10.99%    -13.50%    +8.53%   -17.81%
Lipper Large-Cap Core Funds    -21.79%    -10.61%    -12.95%    +4.94%   -14.81%

---------------

(A)Fund inception: April 16, 1982. Index returns are for the period beginning April 30, 1982.

(B)The average annual returns for Vanguard U.S. Value for the period from its inception (June 29, 2000) to September 30, 2001, and for one year were +4.08% and -2.82%, respectively.

(C)Fund not in existence for entire period covered.

(D)The average annual returns for Vanguard U.S. Growth for the since-inception and fifteen-, ten-, five- and three-year periods were +12.02%, +9.62%, +7.50%, +0.75%, and -11.45%, respectively.

Source: Lipper Inc. and Prudential Securities.

  As is evident, since inception our results continue to vastly exceed every relevant benchmark. We manage the Fund for the long term, and consider shorter-term returns indicative mainly of the variance of the portfolio relative to other possible asset configurations during particular economic circumstances.

  This past quarter the market fell sharply, culminating its decline in response to the events of September 11, which, as indicated in the Market Commentary portion of this report, we believe catalyzed the bottom of the bear market that began in the spring of 2000 with the end of the dot.com bubble.

  We had begun positioning the Fund more offensively as the summer wore on, which contributed to our falling more than the market indices during the past three months. Our poor relative showing this quarter followed four quarters in a row of outperformance, one of the longest stretches of consecutive excess returns we've had in the last ten years. When stock returns exceed the market for any length of time, prices are adjusting for previous errors in discounting. Share prices bounce around mostly unpredictably in the short term, but track long-term fundamentals pretty well. We try to identify long-term mispricings, and let the short-term results adjust to mostly short-term events, as they have a tendency to do.

  Consistent with the above, our best performers last quarter were defensive names in the health care, consumer staples, and financial areas. Our worst performers all inhabited the more cyclical, economically sensitive areas of the economy such as telecommunications, technology, and consumer cyclicals. We added to those names as their share prices declined and have continued to do so subsequent to September 11, while modestly cutting back the positions that have performed well.

  This has had the effect of making the portfolio even more exposed to economic cyclicality than before. If the continued economic weakness we expect in the next quarter or so continues into the second quarter of next year, our results will not likely be all that robust. We think the economy, though, will exhibit its historic resilience, especially given the fiscal and monetary stimulus now being applied.

  Most investors have, in our opinion, a time horizon that is too short to enable them to earn excess returns long-term. The market is well aware of the near-term outlook for the economy and for the earnings of the major U.S. corporations. Both are pretty bad, but that is reflected in share prices. Part of what an efficient market does is reflect the current situation in share prices. It is only when one capitalizes on what is not discounted that one can earn excess returns. We believe what is not discounted is a solid economic recovery that should be evident by the autumn of 2002, and that is how we are now positioning the portfolio.

                                            Bill Miller, CFA
October 17, 2001
DJIA 9232.97

Special Investment Trust

  The cumulative performance of our Fund for the various periods ending September 30, 2001, was as follows:

                                 THIRD     YEAR
                                QUARTER   TO DATE   1 YEAR    3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------
Special Investment Trust        -26.29%   -20.96%   -27.58%   +32.10%   +53.65%   +190.78%
Lipper Mid-Cap Core Funds       -17.76%   -17.88%   -21.90%   +43.03%   +59.76%   +212.66%
S&P 500                         -14.69%   -20.40%   -26.63%    +6.23%   +62.69%   +230.49%
Russell 2000 Index(1)           -20.79%   -15.36%   -21.21%   +15.76%   +24.86%   +159.52%
S&P Mid-Cap 400(2)              -16.57%   -15.76%   -19.00%   +45.58%   +89.73%   +285.53%

---------------


(1)   An index that includes the smallest 2,000 stocks of the Russell data series, which represents approximately 98% of the investable U.S. equity market.

(2)   A market-weighted index that represents approximately 10% of the aggregate market value of U.S. domestic companies.

  The third quarter was not a good one. From a performance perspective, our Fund did not do well. The market generally had a bad quarter, and it was certainly a terrible time in a more profound and disturbing sense given the events of September 11.

  Last quarter, we were writing about a solid rebound in the Fund, and our performance numbers were well ahead of the indices. As you may recall, we wrote that we were finding many values in companies whose fortunes would improve dramatically in an economic recovery. That stance led to very good relative and absolute returns in the June quarter but had the opposite effect in the quarter just ended. We finished the quarter behind all the indices for the year-to-date, one-year and three-month time horizons. Our longer-term record remains solid.

  The Fund has had two other very dramatic negative return quarters in its 63-quarter history. In 1987 we were down almost 28% in the fourth quarter containing the crash and in 1998 we were down 20.5% in the third quarter containing the Long Term Capital Management meltdown. In each case, we outperformed by a significant margin in the quarter, year, and multi-year period following these negative returns. While each event and time period is different, we have historically done very well in rebounds because we are willing to commit capital aggressively to buy the stocks of companies that are selling at extremely depressed prices at the height of uncertainty. Earning excess returns in a market that is fairly efficient requires, in our opinion, an ability to analyze business values rationally in the face of emotion and fear.

  As we wrote last quarter, we had reached a position in the markets where the recovery of the economy was discounted but not yet evident. The tragedy on September 11th and the subsequent economic uncertainty introduced truly new information into the markets, so we thought the market's sell-off in the weeks following was perfectly rational. The market has since regained all the ground lost since those events. We believe the market is again attempting to bottom before moving up as the economy responds to the monetary stimulus from the Federal Reserve's aggressive interest rate reductions and the added fiscal stimulus from government spending in the wake of the terrorist attacks. There is still uncertainty, doubt, fear and no visibility into future earnings and cash flow for companies, but the market is a discounting mechanism, and these factors appear to be fully baked into many -- though not all -- current prices. The bottoming process is usually messy and does not treat all stock prices equally, so we expect a market of fits and starts, continued uncertainty and no visibility into the recovery until it has already arrived. We feel confident, however, that the greatest level of excess return is available in the most depressed, most undervalued names.

  In the wake of the attacks, we faced the task of analyzing the possible impact on each of our portfolio companies. We also faced almost a full week of uncertainty as to what the prices available for transactions might be, as the market remained closed. We took this time to forecast various scenarios for our companies and figure out exactly how and if there could be any negative impact to the intrinsic value of each of them. While it was clear that many companies would face short-term dislocations of their earnings, only rarely does a near-term earnings forecast have any true detriment to long-term value. We found only one company in the portfolio that we thought would be seriously impaired:
Royal Caribbean Cruise Lines, which we sold. We believe that the reduced leisure travel volume -- even if it lasted only a short time -- would very seriously impact results because of the high degree of leverage in the business and on the balance sheet. We were also concerned that the company would lose its ability to raise capital at attractive rates, something that is a crucial element of their business plan. While it is always difficult to assess whether or not the bad news is fully discounted when the stock price of a company falls, we believed that in this case we could better deploy our capital into something else that was also down a lot but with better prospects of recovery.

  One of our tenets is that when stock prices are down dramatically -- say 30% or more -- we should either be buying or selling, not just holding. If the lower price is not compelling enough to make us believe we can now buy this attractive asset "on sale" and thus garner an even larger return as the recovery in price more closely reflects the true value of the underlying business, then we should likely be selling it because we do not have the courage of our convictions. In the last two weeks of September, we tested our convictions in every stock in the portfolio, and we bought as aggressively as we could. Before and after the events of September 11, we added to existing positions in many names, including Riverstone Networks, Enterasys Networks, Level 3 Communications, Research In Motion and Sybase. We also initiated four new positions and raised cash from the sale of two small positions -- RadioShack and Arbitron. This level of activity is fairly high for us, but the opportunities were plentiful. A description of each of the new companies in the portfolio follows.

  Accenture was an initial public offering, or IPO, earlier in the quarter. They are the former Andersen Consulting -- one of the largest strategy and IT consulting businesses in the world. They have very good management, a gold-plated client list, very good margins and capital efficiency, and a low valuation. Even in this difficult market for IT services, Accenture has managed to turn in very good results. Importantly, we also came to believe, as we studied the business more closely and modeled it out, that the level of expectations priced into the shares after the IPO was far below what the company could do over the near term and beyond. We purchased the shares in the IPO and doubled our position in the after-market. Accenture is one of the rare opportunities we have seen to own an industry-leading firm at a sizable discount to intrinsic value. The management indicated their shareholder orientation almost immediately when they initiated a share repurchase in the stock price decline after September 11.

  Broadwing is a communications services company with two complementary businesses. The old Cincinnati Bell is a very well-run local telephone company, but Broadwing's differentiating factor is their broadband network. The long-haul broadband market has been under a lot of pressure lately as many companies face slowing growth in the face of unmanageable debt loads. Broadwing, however, has several advantages. They have a built-in traffic flow coming from their local customers, they have a finished network, so they require less capital going forward, and we believe they are fully funded so they do not need to depend on the capital markets to fund their growth. We believe there is value in the broadband assets, but investors' fears about broadband have allowed us to buy the entire business for less than what we think the local business alone is worth.

  Providian Financial is a credit card company that has fallen on fears about consumer behavior. The company has long been a well-run, high return business that previously garnered a high valuation. While we believe that the credit card business has become more competitive and the Providian customer -- who tends to be lower income -- is stretched financially, we think that the price of Providian fully reflects this deterioration at what we believe to be only 5-6x a conservative earnings forecast.

  Conseco is a life insurance and specialty finance company that is currently trying to turn itself around under the direction of Gary Wendt. Mr. Wendt is the former head of GE Capital, one of the world's largest and best-run financial services companies. While we do not believe Conseco's problems will be easy to solve, we think the company is focused on the right task -- rationalizing the balance sheet by paying down debt.

  Since the end of the quarter, we have had a rebound in the markets, companies have started reporting earnings that are not as bad as the worst scenarios had anticipated, consumer confidence has stabilized, and life has returned to a state of relative normalcy. Our Fund remains fully invested and focused on the value of our companies and the outlook twelve months from now. While the short term remains difficult and we cannot predict the fluctuations and reactions to current events, we remain confident that 12 to 18 months from now we will be looking back on this period as one of immense opportunity for buying companies at very good prices.

  Thank you for you support, and as always we welcome your questions or comments.

                                            Lisa O. Rapuano, CFA
October 17, 2001
DJIA 9232.97

Performance Information

Total Returns for One, Five and Ten Years and Life of Class, as of September 30, 2001

  The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in any of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

  Each Fund has at least two classes of shares: Primary Class and Institutional Class. Value Trust has an additional class of shares: Financial Intermediary Class. Information about the Institutional and Financial Intermediary Classes, offered only to certain institutional investors, is contained in a separate report to the shareholders of those classes.

  The Funds' total returns as of September 30, 2001, were as follows:

                                                                       S&P 500
                                                         Special        Stock
                                              Value     Investment    Composite
                                              Trust       Trust         Index
--------------------------------------------------------------------------------
Average Annual Total Return
  Primary Class:
    One Year                                   -21.47%    -27.58%        -26.63%
    Five Years                                 +17.87      +8.97         +10.22
    Ten Years                                  +17.83     +11.26         +12.70
    Life of Class -- Value Trust(A)            +17.98                    +15.32
    Life of Class -- Special Investment
      Trust(B)                                            +11.97         +13.54
Cumulative Total Return
  Primary Class:
    One Year                                   -21.47%    -27.58%        -26.63%
    Five Years                                +127.54     +53.65         +62.69
    Ten Years                                 +415.85    +190.78        +230.49
    Life of Class -- Value Trust(A)         +2,395.30                 +1,491.28
    Life of Class -- Special Investment
      Trust(B)                                           +493.27        +639.28
--------------------------------------------------------------------------------


(A)   Value Trust Primary Class inception date is April 16, 1982. Index returns are for the period beginning April 30, 1982.

(B)   Special Investment Trust Primary Class inception date is December 30, 1985. Index returns are for the period beginning December 31, 1985.

Value Trust -- Primary Class

Illustration of an Assumed Investment of $10,000 Made on
April 16, 1982 (inception of the Value Trust Primary Class) (not intended to indicate future performance)

[ASSUMED INVESTMENT CHART]

                                                                                               VALUE OF ORIGINAL SHARES PURCHASED
                                                                                                  PLUS SHARES ACQUIRED THROUGH
                                                            VALUE OF SHARES ACQUIRED THROUGH      REINVESTMENT OF CAPITAL GAIN
VALUE TRUST                                                 REINVESTMENT OF INCOME DIVIDENDS             DISTRIBUTIONS
-----------                                                 --------------------------------   ----------------------------------
4/16/82                                                                   10000                               10000
                                                                          10250                               10250
                                                                          11680                               11680
                                                                          14091                               13940
                                                                          16401                               16160
6/30/83                                                                   18490                               18199
                                                                          19144                               18780
                                                                          20108                               19633
                                                                          19425                               18871
                                                                          19333                               18742
                                                                          21233                               20468
                                                                          22679                               21755
                                                                          24683                               23583
6/30/85                                                                   26754                               25531
                                                                          26239                               24947
                                                                          29910                               28332
                                                                          34510                               32555
                                                                          35225                               33209
                                                                          32816                               30797
                                                                          32737                               30745
                                                                          37924                               35504
6/30/87                                                                   38753                               36279
                                                                          40308                               37582
                                                                          30324                               28175
                                                                          34729                               32268
                                                                          37411                               34660
                                                                          37659                               34766
                                                                          38134                               34926
                                                                          41109                               37650
6/30/89                                                                   43646                               39817
                                                                          48463                               43918
                                                                          45834                               41282
                                                                          44290                               39891
                                                                          45741                               40928
                                                                          36006                               31981
                                                                          38063                               33362
                                                                          43014                               37701
6/30/91                                                                   43365                               37800
                                                                          48373                               41928
                                                                          51282                               44239
                                                                          51414                               44210
                                                                          51377                               44041
                                                                          52396                               44830
                                                                          57149                               48803
                                                                          59003                               50184
6/30/93                                                                   58545                               49649
                                                                          60411                               51114
                                                                          63584                               53674
                                                                          62337                               52622
                                                                          61392                               51845
                                                                          65142                               54953
                                                                          64465                               54297
                                                                          68427                               57634
6/30/95                                                                   78331                               66254
                                                                          86742                               73242
                                                                          90742                               76635
                                                                          97226                               82111
                                                                         100767                               85218
                                                                         109666                               92606
                                                                         125617                              106456
                                                                         129881                              110070
6/30/97                                                                  153325                              130086
                                                                         178615                              151544
                                                                         172156                              147182
                                                                         201761                              172493
                                                                         212323                              182113
                                                                         187600                              160908
                                                                         254865                              218882
                                                                         302502                              259794
6/30/99                                                                  300753                              259791
                                                                         271578                              234591
                                                                         322934                              278952
                                                                         322891                              278915
                                                                         312195                              273559
                                                                         317766                              278441
                                                                         299887                              267492
                                                                         290638                              259242
6/30/01                                                                  311950                              278252
                                                                         249530                              222698

              ---------------------------------------------------

SELECTED PORTFOLIO PERFORMANCE (A)

 Strong performers for the 3rd quarter 2001(B)
-----------------------------------------------
 1.   Health Net Inc.                   +10.5%
 2.   UnitedHealth Group
       Incorporated                      +7.7%
 3.   Albertson's, Inc.                  +6.3%
 4.   Washington Mutual, Inc.            +2.5%
 5.   McKesson HBOC, Inc.                +1.8%
 Weak performers for the 3rd quarter 2001(B)
-----------------------------------------------
 1.   Gateway, Inc.                     -66.9%
 2.   Amazon.com, Inc.                  -57.8%
 3.   Nextel Communications, Inc.       -50.6%
 4.   Tellabs, Inc.                     -49.0%
 5.   Corning Incorporated              -47.2%

(A) Individual stock performance is measured by the change in the stock's price; reinvestment of dividends is not included.
(B) Securities held for the entire quarter.

PORTFOLIO CHANGES

 Securities added during the 3rd quarter 2001
----------------------------------------------
Comverse Technology, Inc.
Lucent Technologies Inc.
Qwest Communications International Inc.
The AES Corporation
 Securities sold during the 3rd quarter 2001
----------------------------------------------
Bank of America Corporation
Danaher Corporation
Level 3 Communications, Inc.
Storage Technology Corporation
Telefonos de Mexico SA de CV (Telmex)

Special Investment Trust -- Primary Class

Illustration of an Assumed Investment of $10,000 Made on
December 30, 1985 (inception of the Special Investment Trust Primary Class) (not intended to indicate future performance)

[ASSUMED INVESTMENT CHART]

                                                                                               VALUE OF ORIGINAL SHARES PURCHASED
                                                                                                  PLUS SHARES ACQUIRED THROUGH
                                                            VALUE OF SHARES ACQUIRED THROUGH      REINVESTMENT OF CAPITAL GAIN
SPECIAL INVESTMENT TRUST                                    REINVESTMENT OF INCOME DIVIDENDS             DISTRIBUTIONS
------------------------                                    --------------------------------   ----------------------------------
12/30/85                                                                10000.00                            10000.00
                                                                        11530.00                            11530.00
                                                                        12070.00                            12070.00
                                                                        10377.00                            10359.00
                                                                        10735.00                            10716.00
                                                                        13074.00                            13051.00
6/30/87                                                                 12900.00                            12877.00
                                                                        13343.00                            13322.00
                                                                         9614.00                             9517.00
                                                                        11220.00                            11107.00
                                                                        12128.00                            12006.00
                                                                        11762.00                            11633.00
                                                                        11507.00                            11381.00
                                                                        13126.00                            12982.00
6/30/89                                                                 14623.00                            14462.00
                                                                        16816.00                            16534.00
                                                                        15199.00                            14944.00
                                                                        15143.00                            14890.00
                                                                        16225.00                            15953.00
                                                                        14191.00                            13808.00
                                                                        15278.00                            14767.00
                                                                        18392.00                            17777.00
6/30/91                                                                 18556.00                            17935.00
                                                                        20403.00                            19686.00
                                                                        21406.00                            20653.00
                                                                        22154.00                            21249.00
                                                                        20846.00                            20034.00
                                                                        20887.00                            20073.00
                                                                        24577.00                            23620.00
                                                                        24482.00                            23528.00
6/30/93                                                                 26206.00                            25144.00
                                                                        29068.00                            27890.00
                                                                        30507.00                            29278.00
                                                                        29708.00                            28511.00
                                                                        27508.00                            26413.00
                                                                        28888.00                            27737.00
                                                                        26519.00                            25463.00
                                                                        27815.00                            26707.00
6/30/95                                                                 29944.00                            28759.00
                                                                        32539.00                            31251.00
                                                                        32486.00                            31175.00
                                                                        35733.00                            34291.00
                                                                        37696.00                            36228.00
                                                                        38611.00                            37107.00
                                                                        41793.00                            40193.00
                                                                        39871.00                            38345.00
6/30/97                                                                 46186.00                            44499.00
                                                                        53171.00                            51228.00
                                                                        51038.00                            49183.00
                                                                        56969.00                            54898.00
                                                                        56481.00                            54587.00
                                                                        44911.00                            43405.00
                                                                        62934.00                            60824.00
                                                                        66576.00                            64345.00
6/30/99                                                                 71831.00                            69822.00
                                                                        69549.00                            67604.00
                                                                        85298.00                            82990.00
                                                                        85574.00                            83259.00
                                                                        79705.00                            77634.00
                                                                        81916.00                            79787.00
                                                                        75060.00                            73109.00
                                                                        70394.00                            68565.00
6/30/01                                                                 80491.00                            78458.00
                                                                        59327.00                            57829.00

              ---------------------------------------------------

SELECTED PORTFOLIO PERFORMANCE (A)

 Strong performers for the 3rd quarter 2001(B)
-----------------------------------------------
 1.   Wellpoint Health Networks Inc.    +15.8%
 2.   ProQuest Company                   +6.1%
 3.   The TJX Companies, Inc.            +3.2%
 4.   Caremark Rx, Inc.                  +1.4%
 5.   UnionBanCal Corporation            +0.4%
 Weak performers for the 3rd quarter 2001(B)
-----------------------------------------------
 1.   CNET Networks, Inc.               -66.9%
 2.   Gateway, Inc.                     -66.9%
 3.   Amazon.com, Inc.                  -57.8%
 4.   Enterasys Networks, Inc.          -57.4%
 5.   Research In Motion Limited        -50.1%

(A) Individual stock performance is measured by the change in the stock's price; reinvestment of dividends is not included.
(B) Securities held for the entire quarter.

PORTFOLIO CHANGES

 Securities added during the 3rd quarter 2001
----------------------------------------------
Accenture Ltd.
Broadwing Inc.
Conseco, Inc.
Providian Financial Corporation
 Securities sold during the 3rd quarter 2001
----------------------------------------------
Arbitron Inc.
RadioShack Corporation
Royal Caribbean Cruises Ltd.

Statement of Net Assets
September 30, 2001 (Unaudited)
(Amounts in Thousands)

Legg Mason Value Trust, Inc.

                                                              Shares/Par         Value
-----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 98.4%
Capital Goods -- 6.9%
 Waste Management -- 6.9%
 Waste Management Inc.                                           27,649       $   739,334
                                                                              -----------
Communications Services -- 4.1%
 Telecommunications (Cellular/Wireless) -- 1.9%
 Nextel Communications, Inc.                                     24,000           207,360(A)
                                                                              -----------
 Telephone -- 2.2%
 Qwest Communications International Inc.                         14,000           233,800
                                                                              -----------
Consumer Cyclicals -- 10.7%
 Automobiles -- 1.4%
 General Motors Corporation                                       3,600           154,440
                                                                              -----------
 Gaming, Lottery and Pari-Mutuel Companies -- 1.4%
 MGM Mirage Inc.                                                  6,500           146,120(A)
                                                                              -----------
 Lodging/Hotels -- 1.9%
 Starwood Hotels & Resorts Worldwide, Inc.                        9,000           198,000
                                                                              -----------
 Retail (Home Shopping) -- 1.7%
 Amazon.com, Inc.                                                30,000           179,100(A,B)
                                                                              -----------
 Retail (Specialty) -- 2.1%
 Toys "R" Us, Inc.                                               13,128           226,187(A,B)
                                                                              -----------
 Services (Advertising/Marketing) -- 2.2%
 WPP Group plc                                                   33,056           240,559
                                                                              -----------
Consumer Staples -- 17.6%
 Distributors (Food and Health) -- 3.5%
 McKesson HBOC, Inc.                                             10,000           377,900
                                                                              -----------

                                                              Shares/Par         Value
-----------------------------------------------------------------------------------------
Consumer Staples -- Continued
 Entertainment -- 5.6%
 AOL Time Warner Inc.                                            16,000       $   529,600(A)
 Metro-Goldwyn-Mayer, Inc.                                        4,004            67,868(A)
                                                                              -----------
                                                                                  597,468
                                                                              -----------
 Retail (Food Chains) -- 8.5%
 Albertson's, Inc.                                               17,335           552,640
 The Kroger Co.                                                  14,700           362,208(A)
                                                                              -----------
                                                                                  914,848
                                                                              -----------
Financials -- 35.6%
 Banks (Major Regional) -- 7.1%
 Bank One Corporation                                            13,000           409,110
 FleetBoston Financial Corporation                                9,500           349,125
                                                                              -----------
                                                                                  758,235
                                                                              -----------
 Banks (Money Center) -- 3.1%
 Lloyds TSB Group plc                                            34,528           329,948
                                                                              -----------
 Consumer Finance -- 1.5%
 MBNA Corporation                                                 5,400           163,566
                                                                              -----------
 Financial (Diversified) -- 9.9%
 Citigroup Inc.                                                  10,000           405,000
 Fannie Mae                                                       4,500           360,270
 J.P. Morgan Chase & Co.                                          8,500           290,275
                                                                              -----------
                                                                                1,055,545
                                                                              -----------
 Insurance (Multi-Line) -- 1.8%
 Berkshire Hathaway Inc. - Class A                                    3           189,700(A)
                                                                              -----------
 Insurance (Property/Casualty) -- 4.9%
 MGIC Investment Corporation                                      8,000           522,720(B)
                                                                              -----------
 Investment Banking/Brokerage -- 1.6%
 The Bear Stearns Companies, Inc.                                 3,500           175,035
                                                                              -----------
 Savings and Loan Companies -- 5.7%
 Washington Mutual, Inc.                                         16,000           615,680
                                                                              -----------

                                                              Shares/Par         Value
-----------------------------------------------------------------------------------------
Health Care -- 9.0%
 Health Care (Managed Care) -- 9.0%
 Health Net Inc.                                                 11,070       $   212,765(A,B)
 UnitedHealth Group Incorporated                                 11,300           751,450
                                                                              -----------
                                                                                  964,215
                                                                              -----------
Technology -- 13.4%
 Communications Equipment -- 4.0%
 Comverse Technology, Inc.                                        6,000           122,880(A)
 Corning Incorporated                                            12,000           105,840
 Lucent Technologies Inc.                                        12,200            69,906
 Tellabs, Inc.                                                   12,700           125,476(A)
                                                                              -----------
                                                                                  424,102
                                                                              -----------
 Computers (Hardware) -- 6.1%
 Dell Computer Corporation                                       12,500           231,625(A)
 Gateway, Inc.                                                   19,000           103,550(A,B)
 International Business Machines Corporation                      3,400           313,820
                                                                              -----------
                                                                                  648,995
                                                                              -----------
 Photography/Imaging -- 3.3%
 Eastman Kodak Company                                           11,021           358,516
                                                                              -----------
Utilities -- 1.1%
 Power Producers (Independent) -- 1.1%
 The AES Corporation                                              9,345           119,808(A)
                                                                              -----------
Total Common Stock and Equity Interests (Identified Cost -- $10,070,534)       10,541,181
-----------------------------------------------------------------------------------------
Repurchase Agreements -- 2.2%
Goldman, Sachs & Company
 3.35%, dated 9/28/01, to be repurchased at $116,708 on
 10/1/01 (Collateral: $84,737 Freddie Mac mortgage-backed
 securities, 7%, due 7/1/28, value $88,121; $29,921 Fannie
 Mae mortgage-backed securities, 7%, due 1/1/16, value
 $31,284)                                                      $116,676           116,676
J.P. Morgan Chase & Co.
 3.3%, dated 9/28/01, to be repurchased at $116,708 on
 10/1/01 (Collateral: $107,705 Fannie Mae Note, 6.625%, due
 9/15/09, value $119,272)                                       116,676           116,676
                                                                              -----------
Total Repurchase Agreements (Identified Cost -- $233,352)                         233,352
-----------------------------------------------------------------------------------------
Total Investments -- 100.6% (Identified Cost -- $10,303,886)                   10,774,533
Other Assets Less Liabilities -- (0.6)%                                           (66,079)
                                                                              -----------

NET ASSETS -- 100.0%                                                          $10,708,454
                                                                              ===========


-----------------------------------------------------------------------------------------
NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to:
 195,321 Primary Class shares outstanding                                     $ 8,353,293
  32,710 Institutional Class shares outstanding                                 1,884,890
   3,196 Financial Intermediary Class shares outstanding                          199,073
Accumulated net investment income/(loss)                                          (24,575)
Accumulated net realized gain/(loss) on investments                              (175,077)
Unrealized appreciation/(depreciation) of investments and
 foreign currency transactions                                                    470,850
                                                                              -----------

NET ASSETS                                                                    $10,708,454
                                                                              ===========
NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                     $45.92
                                                                              ===========
 INSTITUTIONAL CLASS                                                               $48.44
                                                                              ===========
 FINANCIAL INTERMEDIARY CLASS                                                      $48.39
                                                                              ===========
-----------------------------------------------------------------------------------------

(A)Non-income producing.

(B)Affiliated Company -- As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At September 30, 2001, the total market value of Affiliated Companies was $1,244,322 and the identified cost was $2,327,418.

See notes to financial statements.

Statement of Net Assets
September 30, 2001 (Unaudited)
(Amounts in Thousands)

Legg Mason Special Investment Trust, Inc.

                                                              Shares/Par        Value
----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 96.8%
Capital Goods -- 7.7%
 Waste Management -- 7.7%
 Republic Services, Inc.                                          8,668       $  140,415(A,B)
                                                                              ----------
Communications Services -- 4.7%
 Telecommunications (Long Distance) -- 3.1%
 Level 3 Communications, Inc.                                    15,000           56,700(A)
                                                                              ----------
 Telephone -- 1.6%
 Broadwing Inc.                                                   1,800           28,944(A)
                                                                              ----------
Consumer Cyclicals -- 17.2%
 Gaming, Lottery and Pari-Mutuel Companies -- 3.8%
 Mandalay Resort Group                                            4,203           68,216(A,B)
                                                                              ----------
 Retail (Discounters) -- 2.3%
 Big Lots, Inc.                                                   5,000           41,450(A)
                                                                              ----------
 Retail (Home Shopping) -- 1.7%
 Amazon.com, Inc.                                                 5,316           31,734(A)
                                                                              ----------
 Retail (Specialty-Apparel) -- 3.6%
 The TJX Companies, Inc.                                          2,000           65,800
                                                                              ----------
 Services (Advertising/Marketing) -- 5.8%
 Acxiom Corporation                                               5,000           47,000(A,B)
 WPP Group plc                                                    8,027           58,416
                                                                              ----------
                                                                                 105,416
                                                                              ----------
Consumer Staples -- 7.2%
 Entertainment -- 3.5%
 AOL Time Warner Inc.                                             1,900           62,890(A)
                                                                              ----------
 Services (Employment) -- 3.7%
 Manpower Inc.                                                    1,805           47,512
 Modis Professional Services, Inc.                                5,100           20,400(A,B)
                                                                              ----------
                                                                                  67,912
                                                                              ----------

                                                              Shares/Par        Value
----------------------------------------------------------------------------------------
Financials -- 21.7%
 Banks (Major Regional) -- 5.7%
 Banknorth Group, Inc.                                            1,600       $   35,712
 UnionBanCal Corporation                                          2,000           67,680
                                                                              ----------
                                                                                 103,392
                                                                              ----------
 Consumer Finance -- 1.8%
 Providian Financial Corporation                                  1,600           32,240
                                                                              ----------
 Insurance (Life/Health) -- 5.4%
 Conseco, Inc.                                                    1,507           10,941(A)
 UnumProvident Corporation                                        3,500           88,375
                                                                              ----------
                                                                                  99,316
                                                                              ----------
 Insurance (Property/Casualty) -- 6.9%
 Radian Group Inc.                                                3,250          125,125
                                                                              ----------
 Savings and Loan Companies -- 1.9%
 Sovereign Bancorp Inc.                                           3,600           34,200
                                                                              ----------
Health Care -- 13.2%
 Biotechnology -- 1.9%
 Cell Genesys, Inc.                                               2,100           33,600(A,B)
                                                                              ----------
 Health Care (Managed Care) -- 11.3%
 Caremark Rx, Inc.                                                6,100          101,748(A)
 Wellpoint Health Networks Inc.                                     950          103,693(A)
                                                                              ----------
                                                                                 205,441
                                                                              ----------
Technology -- 25.1%
 Communications Equipment -- 2.2%
 Research In Motion Limited                                       2,456           39,492(A)
                                                                              ----------
 Computers (Hardware) -- 0.6%
 Gateway, Inc.                                                    2,201           11,993(A)
                                                                              ----------
 Computers (Networking) -- 4.3%
 Enterasys Networks, Inc.                                         8,240           53,148(A)
 Riverstone Networks, Inc.                                        4,700           24,675(A)
                                                                              ----------
                                                                                  77,823
                                                                              ----------

                                                              Shares/Par        Value
----------------------------------------------------------------------------------------
Technology -- Continued
 Computers (Software/Services) -- 13.6%
 Accenture Ltd.                                                   2,625       $   33,469(A)
 Cadence Design Systems, Inc.                                     2,312           38,492(A)
 CNET Networks, Inc.                                              4,700           20,210(A)
 Sybase, Inc.                                                     5,400           50,220(A,B)
 Symantec Corporation                                             3,008          104,287(A)
                                                                              ----------
                                                                                 246,678
                                                                              ----------
 Photography/Imaging -- 2.0%
 ProQuest Company                                                 1,094           35,986(A)
                                                                              ----------
 Services (Data Processing) -- 2.4%
 Ceridian Corporation                                             3,000           43,500(A)
                                                                              ----------
Total Common Stock and Equity Interests (Identified
 Cost -- $1,708,416)                                                           1,758,263
----------------------------------------------------------------------------------------
Corporate and Other Bonds -- 2.6%
Amazon.com, Inc., Cv., 4.75%, due 2/1/09                       $120,000           47,196
                                                                              ----------
Total Corporate and Other Bonds (Identified Cost -- $73,641)                      47,196
----------------------------------------------------------------------------------------
Repurchase Agreements -- 0.6%
Goldman, Sachs & Company
 3.35%, dated 9/28/01, to be repurchased at $4,860 on
 10/1/01 (Collateral: $4,764 Freddie Mac mortgage-backed
 securities, 7%, due 8/1/27, value $4,983)                        4,859            4,859
J.P. Morgan Chase & Co.
 3.3%, dated 9/28/01, to be repurchased at $4,860 on 10/1/01
 (Collateral: $4,560 Freddie Mac Note, 6.375%, due 11/15/03,
 value $4,966)                                                    4,858            4,858
                                                                              ----------
Total Repurchase Agreements (Identified Cost -- $9,717)                            9,717
----------------------------------------------------------------------------------------
Total Investments -- 100.0% (Identified Cost -- $1,791,774)                    1,815,176
Other Assets Less Liabilities -- N.M.                                                630
                                                                              ----------

NET ASSETS -- 100.0%                                                          $1,815,806
                                                                              ==========


----------------------------------------------------------------------------------------
NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to:
  66,765 Primary Class shares outstanding                                     $1,686,813
   2,645 Institutional Class shares outstanding                                   69,787
Accumulated net investment income/(loss)                                         (10,308)
Accumulated net realized gain/(loss) on investments                               46,111
Unrealized appreciation/(depreciation) of investments and
 foreign currency transactions                                                    23,403
                                                                              ----------

NET ASSETS                                                                    $1,815,806
                                                                              ==========
NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                    $26.07
                                                                              ==========
 INSTITUTIONAL CLASS                                                              $28.36
                                                                              ==========
----------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Affiliated Company -- As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At September 30, 2001, the total market value of Affiliated Companies was $359,851 and the identified cost was $476,909.

N.M. -- Not meaningful.

See notes to financial statements.

Statements of Operations
(Amounts in Thousands) (Unaudited)

                                                  Six Months Ended 9/30/01
                                             -----------------------------------
                                                   Value            Special
                                                   Trust       Investment Trust
--------------------------------------------------------------------------------
Investment Income:
Dividends:
      Affiliated companies                      $       400        $      --
      Other securities(A)                            70,706            4,316
Interest                                              2,036            5,794
                                                -----------        ---------
      Total income                                   73,142           10,110
                                                -----------        ---------

Expenses:
Investment advisory fee                              42,113            8,247
Distribution and service fees                        51,403           11,204
Audit and legal fees                                    122               56
Custodian fee                                         1,108              232
Directors' fees                                          11               12
Registration fees                                       157               14
Reports to shareholders                                 522              141
Transfer agent and shareholder servicing
  expense                                             2,100              534
Other expenses                                          218                5
                                                -----------        ---------
                                                     97,754           20,445
      Less expenses reimbursed                          (37)             (27)
                                                -----------        ---------
      Total expenses, net of reimbursement           97,717           20,418
                                                -----------        ---------
NET INVESTMENT INCOME/(LOSS)                        (24,575)         (10,308)
                                                -----------        ---------

Net Realized and Unrealized Gain/(Loss) on
  Investments:
Realized gain/(loss) on investments and
  foreign currency transactions                      56,972           46,040

Change in unrealized
  appreciation/(depreciation) of
  investments and foreign currency
  translations                                   (1,821,167)        (373,889)
                                                -----------        ---------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS                                    (1,764,195)        (327,849)
--------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS                                    $(1,788,770)       $(338,157)
--------------------------------------------------------------------------------

(A) Net of foreign taxes withheld of $799 and $50, respectively.

See notes to financial statements.

Statements of Changes in Net Assets
(Amounts in Thousands)

                                           Value Trust            Special Investment Trust
                                   ---------------------------------------------------------
                                    Six Months        Year        Six Months        Year
                                      Ended          Ended          Ended          Ended
                                     9/30/01        3/31/01        9/30/01        3/31/01
--------------------------------------------------------------------------------------------
                                   (Unaudited)                   (Unaudited)
Change in Net Assets:
Net investment income/(loss)       $   (24,575)   $   (44,242)    $  (10,308)    $  (22,521)

Net realized gain/(loss) on
 investments and foreign currency
 transactions                           56,972      1,383,429         46,040         68,146

Change in unrealized
 appreciation/ (depreciation) of
 investments and foreign currency
 translations                       (1,821,167)    (2,635,039)      (373,889)      (526,880)
--------------------------------------------------------------------------------------------
Change in net assets resulting
 from operations                    (1,788,770)    (1,295,852)      (338,157)      (481,255)

Distributions to shareholders:
 From net realized gain on
   investments:
     Primary Class                     (50,642)    (2,370,692)       (65,177)       (99,880)
     Institutional Class                (8,160)      (251,757)        (2,918)        (4,456)
     Financial Intermediary Class         (825)            --            N/A            N/A

Change in net assets from Fund
 share transactions:
     Primary Class                     199,234      1,759,102         39,514          2,198
     Institutional Class               197,090        375,825         (9,008)         3,007
     Financial Intermediary Class       11,471          3,238            N/A            N/A

Change in net assets from shares
 issued in connection with fund
 acquisition:
     Institutional Class                    --        435,816            N/A            N/A
     Financial Intermediary Class           --        165,832            N/A            N/A
--------------------------------------------------------------------------------------------
Change in net assets                (1,440,602)    (1,178,488)      (375,746)      (580,386)

Net Assets:
Beginning of period                 12,149,056     13,327,544      2,191,552      2,771,938
--------------------------------------------------------------------------------------------
End of period                       10,708,454    $12,149,056      1,815,806     $2,191,552
--------------------------------------------------------------------------------------------
Accumulated net investment
 income/(loss)                     $   (24,575)   $        --     $  (10,308)    $       --
--------------------------------------------------------------------------------------------

N/A -- Not applicable.

See notes to financial statements.

Financial Highlights

  Contained below is per share operating performance data for a Primary Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                                        Investment Operations
                                                           ------------------------------------------------
                                               Net Asset      Net
                                                Value,     Investment      Net Realized and      Total From
                                               Beginning    Income/     Unrealized Gain/(Loss)   Investment
                                               of Period     (Loss)         on Investments       Operations
-----------------------------------------------------------------------------------------------------------
Value Trust
Six Months Ended
   Sept. 30, 2001*                              $53.73       $(.15)             $(7.40)            $(7.55)
Years Ended Mar. 31,
   2001                                          75.25        (.25)              (6.80)             (7.05)
   2000                                          73.09        (.44)               5.06               4.62
   1999                                          50.10        (.18)              24.58              24.40
   1998                                          34.11        (.02)              18.37              18.35
   1997                                          26.99         .13                8.68               8.81

Special Investment Trust
Six Months Ended
   Sept. 30, 2001*                              $31.83       $(.15)             $(4.61)            $(4.76)
Years Ended Mar. 31,
   2001                                          40.28        (.34)              (6.59)             (6.93)
   2000                                          38.82        (.40)               9.90               9.50
   1999                                          36.02        (.32)               5.78               5.46
   1998                                          26.55        (.31)              11.28              10.97
   1997                                          25.09        (.23)               3.10               2.87
-----------------------------------------------------------------------------------------------------------

                 Distributions                                                   Ratios/Supplemental Data
    ----------------------------------------               --------------------------------------------------------------------
                  From Net                     Net Asset                           Net Investment
     From Net     Realized                      Value,                 Expenses    Income/(Loss)    Portfolio     Net Assets,
    Investment     Gain on         Total        End of      Total     to Average   to Average Net   Turnover     End of Period
      Income     Investments   Distributions    Period      Return    Net Assets       Assets         Rate      (in thousands)
-------------------------------------------------------------------------------------------------------------------------------
      $  --        $  (.26)       $  (.26)      $45.92     (14.14)%(A)  1.68%(B,C)     (.5)%(B)       24.4%(B)    $ 8,969,485
         --         (14.47)        (14.47)       53.73      (9.99)%     1.69%(C)       (.5)%          27.0%        10,319,107
         --          (2.46)         (2.46)       75.25       6.74%      1.68%          (.6)%          19.7%        12,116,912
         --          (1.41)         (1.41)       73.09      49.93%      1.69%          (.4)%          19.3%        10,097,527
       (.04)         (2.32)         (2.36)       50.10      55.34%      1.73%          (.1)%          12.9%         4,810,409
       (.16)         (1.53)         (1.69)       34.11      33.59%      1.77%           .4%           10.5%         2,236,400

      $  --        $ (1.00)       $ (1.00)      $26.07     (15.72)%(A)  1.79%(B)       (.92)%(B)      35.5%(B)    $ 1,740,798
         --          (1.52)         (1.52)       31.83     (17.74)%     1.79%          (.9)%          36.7%         2,091,594
         --          (8.04)         (8.04)       40.28      28.55%      1.80%         (1.2)%          29.3%         2,649,860
         --          (2.66)         (2.66)       38.82      16.85%      1.84%         (1.0)%          47.8%         1,850,289
         --          (1.50)         (1.50)       36.02      42.88%      1.86%         (1.1)%          29.8%         1,555,336
         --          (1.41)         (1.41)       26.55      11.58%      1.92%          (.9)%          29.2%           947,684
-------------------------------------------------------------------------------------------------------------------------------

(A) Not annualized.

(B) Annualized.

(C) Interest expense incurred with respect to the borrowings described in Note 6 to the financial statements did not affect the expense ratio.

* Unaudited

See notes to financial statements.

Notes to Financial Statements
Value Trust, Inc.
Special Investment Trust, Inc.
(Amounts in Thousands) (Unaudited)

--------------------------------------------------------------------------------

1. Significant Accounting Policies:

  The Legg Mason Value Trust, Inc. ("Value Trust") and the Legg Mason Special Investment Trust, Inc. ("Special Investment Trust") (each a "Fund") are registered under the Investment Company Act of 1940, as amended, each as an open-end, diversified investment company.

  Each Fund consists of at least two classes of shares. The first, Primary Class, has been offered since April 16, 1982, for Value Trust and since December 30, 1985, for Special Investment Trust. The second, Institutional Class, has been offered to certain institutional investors since December 1, 1994, for each Fund. Value Trust has a third class of shares: Financial Intermediary Class, which has been offered to certain institutional investors since March 23, 2001. Information about the Institutional and Financial Intermediary Classes is contained in a separate report to the shareholders of those classes. The income and expenses of each of these Funds are allocated proportionately to the three classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary and Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

Security Valuation

  Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Foreign Currency Translation

  Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, are paid annually for both Funds. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of

--------------------------------------------------------------------------------

the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under federal income tax regulations.

  In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Funds adopted the Guide on January 1, 2001. The revised Guide requires the Funds to amortize premium and discount on all fixed income securities. There was no impact on the Funds as a result of adopting this accounting principle.

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At September 30, 2001, receivables for securities sold and payables for securities purchased for each of the Funds were as follows:

                          Receivable for        Payable for
                          Securities Sold   Securities Purchased
----------------------------------------------------------------
Value Trust                   $25,335             $102,831
Special Investment Trust       20,420               19,130

Federal Income Taxes

  No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

Use of Estimates

  Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

  For the six months ended September 30, 2001, investment transactions (excluding short-term investments) were as follows:

                          Purchases        Proceeds From Sales
--------------------------------------------------------------
Value Trust               $1,811,175           $1,526,157
Special Investment Trust     405,202              442,160

--------------------------------------------------------------------------------

  At September 30, 2001, cost, gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                                                      Net Appreciation/
                             Cost       Appreciation   Depreciation    (Depreciation)
---------------------------------------------------------------------------------------
Value Trust               $10,303,886    $3,181,767     $2,711,120        $470,647
Special Investment Trust    1,791,774       483,067        459,664          23,403

3. Repurchase Agreements:

  All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies, and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

4. Transactions With Affiliates:

  Each Fund has an investment advisory and management agreement with Legg Mason Funds Management, Inc. ("LMFM"). Pursuant to their respective agreements, LMFM provides the Funds with investment advisory, management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund's average daily net assets. Prior to August 1, 2000, Legg Mason Fund Adviser, Inc. ("LMFA") served as investment adviser to the Funds, under compensation agreements substantially similar to those with the current adviser.

  The Funds' agreements with LMFM provide that expense reimbursements be made to each Fund for audit fees and compensation of the Funds' independent directors. The following chart shows the annual rate of management fees, audit and directors' expenses reimbursed, and management fees payable for each Fund:

                                                                        Six Months
                                                                           Ended            At
                                                                       September 30,   September 30,
                                                                           2001            2001
                                                                       -------------   -------------
                                Advisory                                 Expenses        Advisory
            Fund                   Fee           Asset Breakpoint       Reimbursed     Fees Payable
----------------------------------------------------------------------------------------------------
Value Trust                       1.00%           $0-$100 million           $37           $6,157
                                  0.75%       $100 million-$1 billion
                                  0.65%       in excess of $1 billion
Special Investment Trust      same as above        same as above             27            1,162

--------------------------------------------------------------------------------

  LMFA serves as administrator to the Funds under an administrative services agreement with LMFM. For LMFA's services to the Funds, LMFM (not the Funds) pays LMFA a fee, calculated daily and payable monthly, of 0.05% of the average daily net assets of the Funds. For the six months ended September 30, 2001, LMFA received $3,777.

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee, based on each Fund's Primary Class's (and, with respect to Value Trust, Financial Intermediary Class's) average daily net assets, computed daily and payable monthly as follows:

                                                                                    At
                                                                            September 30, 2001
                                                                            ------------------
                                                                             Distribution and
                                              Distribution       Service         Service
                    Fund                          Fee              Fee         Fees Payable
----------------------------------------------------------------------------------------------
Value Trust
  Primary Class                                  0.70%            0.25%           $7,427
  Financial Intermediary Class                     N/A            0.25%               34
Special Investment Trust                         0.75%            0.25%            1,582

  Neither Fund paid any brokerage commissions to Legg Mason for Fund security transactions during the six months ended September 30, 2001.

  Legg Mason also has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid Legg Mason the following amounts for the six months ended September 30, 2001: Value Trust, $632; and Special Investment Trust, $172.

  LMFM, LMFA and Legg Mason are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

5. Acquisition of LM Value Institutional Portfolio:

  On March 28, 2001, Value Trust acquired substantially all of the assets of the LM Value Institutional Portfolio, pursuant to the Agreement and Plan of Reorganization dated January 26, 2001, and approved by LM Value Institutional Portfolio shareholders on March 9, 2001. The acquisition was accomplished by a tax-free exchange of 7,835 Institutional Class shares, having a value of $435,816, and 2,982 Financial Intermediary Class shares, having a value of $165,832, for the 31,041 Institutional Class and 11,822 Financial Intermediary Class shares of the LM Value Institutional Portfolio outstanding at the merger date. The LM Value Institutional Portfolio's net assets at that date, which included $105,843 of accumulated net realized loss and $30,783 of net unrealized gain, were combined with those of Value Trust, resulting in aggregate net assets of $11,991,001.

--------------------------------------------------------------------------------

6. Line of Credit:

  The Funds, along with certain other Legg Mason Funds, participate in a $300 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. For the six months ended September 30, 2001, Special Investment Trust had no borrowings under the Credit Agreement. Value Trust utilized $100 million during the month of September. The loan was outstanding for six days and had an average daily balance of $100,008. The weighted average rate of interest on the loan was 2.93%, resulting in an interest expense of $65, which is included in "Other Expenses" on the Statement of Operations.

7. Fund Share Transactions:

  At September 30, 2001, there were 400,000 and 100,000 shares authorized at $.001 par value for the Primary Class of Value Trust and Special Investment Trust, respectively. At September 30, 2001, there were 100,000 shares authorized at $.001 par value for each of the Institutional and Financial Intermediary Classes of Value Trust, and 50,000 shares authorized at $.001 par value for the Institutional Class of Special Investment Trust. Share transactions were as follows:

                                                                  Reinvestment
                                            Sold                of Distributions
                                     ---------------------    --------------------
                                     Shares       Amount       Shares     Amount
----------------------------------------------------------------------------------
Value Trust
--  Primary Class
    Six Months Ended Sept. 30, 2001  13,826     $  763,077        848   $   48,118
    Year Ended March 31, 2001        24,700      1,580,516     38,296    2,247,708
--  Institutional Class
    Six Months Ended Sept. 30, 2001   5,448     $  317,135        128   $    7,601
    Year Ended March 31, 2001        34,055(A)   1,998,515(B)   3,820      233,092
--  Financial Intermediary Class
    Six Months Ended Sept. 30, 2001     766     $   45,958         14   $      822
    Period Ended March 31, 2001(C)    3,042(D)     169,119(E)       0            0

Special Investment Trust
--  Primary Class
    Six Months Ended Sept. 30, 2001   3,169     $  106,762      1,837   $   63,424
    Year Ended March 31, 2001         7,262        260,822      2,639       97,671
--  Institutional Class
    Six Months Ended Sept. 30, 2001     161     $    6,260         76   $    2,873
    Year Ended March 31, 2001         3,346        122,823        112        4,429
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          Repurchased             Net Change
                                     ----------------------   -------------------
                                      Shares      Amount      Shares     Amount
---------------------------------------------------------------------------------
Value Trust
--  Primary Class
    Six Months Ended Sept. 30, 2001  (11,404)   $  (611,961)   3,270   $  199,234
    Year Ended March 31, 2001        (31,957)    (2,069,122)  31,039    1,759,102
--  Institutional Class
    Six Months Ended Sept. 30, 2001   (2,281)   $  (127,646)   3,295   $  197,090
    Year Ended March 31, 2001        (24,078)    (1,419,966)  13,797      811,641
--  Financial Intermediary Class
    Six Months Ended Sept. 30, 2001     (625)   $   (35,309)     155   $   11,471
    Period Ended March 31, 2001(C)        (1)           (49)   3,041      169,070
Special Investment Trust
--  Primary Class
    Six Months Ended Sept. 30, 2001   (3,961)   $  (130,672)   1,045   $   39,514
    Year Ended March 31, 2001         (9,972)      (356,295)     (71)       2,198
--  Institutional Class
    Six Months Ended Sept. 30, 2001     (502)   $   (18,141)    (265)  $   (9,008)
    Year Ended March 31, 2001         (3,393)      (124,245)      65        3,007
---------------------------------------------------------------------------------

(A)Includes 7,835 shares issued in connection with fund acquisition (see Note 5)

(B)Includes $435,816 from fund acquisition (see Note 5).

(C)For the period from March 23, 2001 (commencement of operations) to March 31, 2001.

(D)Includes 2,982 shares issued in connection with fund acquisition (see Note
   5).

(E)Includes $165,832 from fund acquisition (see Note 5).

                       Investment Manager
                       Legg Mason Funds Management, Inc.
                       Baltimore, MD

                       Board of Directors
                       Raymond A. Mason, Chairman
                       John F. Curley, Jr., President
                       Nelson A. Diaz
                       Richard G. Gilmore
                       Arnold L. Lehman
                       Dr. Jill E. McGovern
                       G. Peter O'Brien
                       T. A. Rodgers
                       Edward A. Taber, III

                       Transfer and Shareholder Servicing Agent
                       Boston Financial Data Services
                       Boston, MA

                       Custodian
                       State Street Bank & Trust Company
                       Boston, MA

                       Counsel
                       Kirkpatrick & Lockhart LLP
                       Washington, DC

                       Independent Accountants
                       PricewaterhouseCoopers LLP
                       Baltimore, MD

This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED

                   ------------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

LMF-002
11/01